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                           [LETTERHEAD OF BAKER & McKENZIE]


                                                                      EXHIBIT 10





                                                 June 30, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         RE:  SEFTON FUNDS TRUST (REGISTRATION NO. 33-88568
               ---------------------------------------------

Dear Sir/Madam:

         As counsel to the Sefton Funds Trust (the "Trust"), we have reviewed Post-Effective Amendment No. 4 to the Trust's Registration Statement on Form N-1A (the "Amendment"). The Amendment is being filed pursuant to Rule 485 of the 1933 Act and it is proposed that it will become effective immediately upon filing pursuant to paragraph (b). Based on our review, it is our view that the Amendment does not include disclosure which we believe would render it ineligible to become effective under paragraph (b) of Rule 485.

    In addition, it is our opinion that the securities being registered hereunder will, when sold, be legally issued, fully paid and non-assessable, and we hereby consent to the reference to our firm as Counsel in this Amendment.

         If you have any questions or comments concerning the enclosed, please telephone the undersigned at (212) 891-3946.

                                            Sincerely,



                                            BAKER & McKENZIE